UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 25, 2013 (July 22, 2013)

TECOGEN INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-178697	04-3536131
(Commission File Number)	(IRS Employer Identification No.)

45 First Avenue
Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 622-1120
(Registrant's telephone number, including area code)

_______________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to the Rights of Security Holders
Please see the disclosure set forth under Item 5.03 below regarding the Amended and Restated Certificate of Incorporation of Tecogen Inc., or the Company, which is incorporated by reference into this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On July 22, 2013, the Company filed an Amended and Restated Certificate of Incorporation, as amended, or the Amended and Restated Charter, effective on July 22, 2013, or the Effective Time, to (i) effect a one-for-four reverse stock split, or the Reverse Stock Split, of the Company's common stock, $0.001 par value, or the Common Stock, and (ii) include certain provisions and changes in connection with the Company's anticipated status as a publicly traded company. It is not currently determinable when or if the Company will become a publicly traded company.

As previously disclosed, the stockholders of the Company approved the Amended and Restated Charter, including the Reverse Stock Split, by written consent on June 27, 2013. For further information about Amended and Restated Charter, including the Reverse Stock Split, please refer to the Company's definitive information statement as filed with the Securities and Exchange Commission on July 2, 2013.

At the Effective Time, every four shares of the Company's common stock, par value $0.001 per share, or the Common Stock, issued and outstanding immediately prior to the Effective Time will automatically be converted into one share of Common Stock. In lieu of fractional shares, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole share. Further, options and convertible debentures outstanding as of the Effective Time will be adjusted in accordance with the terms thereof. These adjustments will include changes to the number of shares of Common Stock that may be obtained upon exercise or conversion of these securities, and changes to the applicable conversion or exercise price.

The Amended and Restated Certificate of Incorporation of the Company is filed as Exhibit 3.1 hereto and is incorporated by reference herein

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit

3.1	Amended and Restated Certificate of Incorporation of Tecogen Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:	July 25, 2013	TECOGEN INC.
By: /s/ Bonnie J. Brown
Bonnie J. Brown, Chief Financial Officer